Earnings per Common Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings per Common Share
10.	Earnings per Common Share:

	2013	2014	2015
Net income/(loss) available to common stockholders	1,592	(19,243)	3,505

Weighted average common shares outstanding	18,244,671	18,244,671	18,244,671

Dilutive effect of stock granted under the EIP	-	-	33,222

Weighted average common shares – diluted (Note 9)	18,244,671	18,244,671	18,277,893

Basic earnings per common share	0.09	(1.05)	0.19

Diluted earnings per common share	-	-	0.19

Basic earnings per share for the years ended December 31, 2013 and 2014, reflect retrospectively the common shares issued upon formation of Pyxis and in connection with the consummation of the Merger. Dilutive earnings per share has been adjusted to reflect the restricted shares of the Company’s common stock to certain of its officers, granted during the year ended December 31, 2015 under the Company’s EIP (Note 9).